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                                                                 Exhibit 99.2


                               [GRAPHIC OMITTED]

                                       L-3
                                  COMMUNICATIONS
                         -----------------------------
                         L-3 COMMUNICATIONS CORPORATION
                                600 Third Avenue
                               New York, NY 10016
                         212-697-1111 Fax: 212-682-9553



                                                                        NEWS








Contact:  Cynthia Swain
          Vice President, Corporate Communications
          L-3 Communications
          212-697-1111
                                                          For Immediate Release
Contact:  Morgen-Walke Associates                         ---------------------
          Investors: Eric Boyriven
          Media: Evan Goetz, Emily Brunner
          212-850-5600

          L-3 COMMUNICATIONS ANNOUNCES PUBLIC OFFERING OF COMMON STOCK


NEW YORK, NY, June 6, 2002 - L-3 Communications (NYSE:LLL) announced today that it intends to offer publicly a total of 14.0 million shares of its Common Stock, subject to market and other conditions. In addition, L-3 Communications expects the underwriter will be granted options to purchase up to an additional 2.1 million shares of Common Stock to cover over-allotments, if any, of which up to
1.0 million shares may be sold by selling shareholders, with the remaining shares sold by L-3 Communications.

L-3 Communications stated that it intends to use the net proceeds of the offering to repay existing indebtedness and for general corporate purposes, including potential acquisitions.

Lehman Brothers is the sole book-running manager and the sole lead manager for this offering.

When available, copies of the preliminary prospectus relating to the offering may be obtained by contacting:
                              Lehman Brothers Inc.
                         c/o ADP Financial Services Inc.
                             Prospectus Fulfillment
                             1155 Long Island Avenue
                               Edgewood, NY 11717
                               Phone: 631/254-7106

A registration statement relating to these securities has been filed with the Securities and Exchange Commission, but has not yet become effective. These securities may not be sold, nor offers to buy be accepted, prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under securities laws of any state.

                                     -more-
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L-3 ANNOUNCES PUBLIC OFFERING OF COMMON STOCK                            PAGE 2

Headquartered in New York City, L-3 Communications is a leading merchant supplier of Intelligence, Surveillance and Reconnaissance (ISR) products, secure communications systems and products, avionics and ocean products, training products, microwave components and telemetry, instrumentation, space and wireless products. Its customers include the Department of Defense, selected US government intelligence agencies, aerospace prime contractors and commercial telecommunications and wireless customers.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Except for historical information contained herein, the matters set forth in this news release are forward-looking statements. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including the risks and uncertainties discussed in the company's Safe Harbor Compliance Statement for Forward-looking Statements included in the company's recent filings, including Forms 10-K and 10-Q, with the Securities and Exchange Commission.

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